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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  MAY 11, 2000
                Date of Report (Date of earliest event reported)

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                           MEDICALOGIC/MEDSCAPE, INC.
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             (Exact name of registrant as specified in its charter)

         OREGON                          000-28285               93-0890696
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
   of incorporation)                                         Identification No.)

                           20500 NW EVERGREEN PARKWAY
                             HILLSBORO, OREGON 97124
          (Address of principal executive offices, including zip code)
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                                 (503) 531-7000
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              (Registrant's telephone number, including area code)

                                MEDICALOGIC, INC.
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             (Former name or address, if changed since last report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On May 11, 2000, MedicaLogic, Inc. ("Registrant") completed its merger with Total eMed, Inc. ("Total eMed") and, on May 19, 2000, MedicaLogic completed its merger with Medscape, Inc. ("Medscape"). On May 19, 2000, Registrant changed its name to "MedicaLogic/Medscape, Inc." Registrant's shareholders approved the Total eMed and Medscape mergers on May 10 and May 15, 2000, respectively. Shareholders of Total eMed approved the Total eMed merger on May 10, 2000, and the shareholders of Medscape approved the Medscape merger on May 15, 2000.

     Pursuant to an Agreement of Reorganization and Merger dated February 21, 2000, by and among Registrant, AQ Merger Corp., a wholly owned subsidiary of Registrant, and Total eMed, AQ Merger Corp. merged with and into Total eMed on May 11, 2000. Pursuant to the Total eMed Merger Agreement, each share of Total eMed common stock was converted into the right to receive .8070437 shares of Registrant's common stock, and the outstanding options to purchase shares of Total eMed stock were assumed by Registrant and adjusted in accordance with the foregoing conversion ratio. Accordingly, in connection with the completion of the Total eMed merger, Registrant issued approximately 7,450,000 shares of its common stock to Total eMed's former stockholders and assumed options to purchase approximately 550,000 shares of Registrant's common stock.

     Also in connection with the completion of the Total eMed merger, five percent of the Registrant's shares issued to Total eMed former stockholders were deposited in a general escrow fund that is available to compensate the Registrant and its affiliates for any claims, losses or other damages incurred as a result of any inaccuracy or breach of Total eMed's representations and warranties contained in the Total eMed Merger Agreement. The general escrow fund terminates five business days after the Registrant receives its audited financial statements for the year ending December 31, 2000. In addition, 1,852,260 shares of Registrant's common stock issued to former Total eMed stockholders were deposited in an escrow fund to compensate the Registrant and its affiliates for any claims, losses and other damages resulting from a lawsuit filed by MedQuist Inc. against Total eMed and its founder.

     Pursuant to an Agreement of Reorganization and Merger dated February 21, 2000, by and among Registrant, Moneypenny Merger Corp., a wholly owned subsidiary of Registrant, and Medscape, Moneypenny Merger Corp. merged with and into Medscape on May 19, 2000. Pursuant to the Medscape Merger Agreement, each outstanding share of Medscape common stock was converted into the right to receive .323 shares of Registrant's common stock, and the outstanding options and warrants to purchase Medscape stock were assumed by Registrant and adjusted in accordance with the foregoing conversion ratio. Accordingly, in connection with the completion of the Medscape merger, Registrant issued approximately 14,834,000 shares of its common stock to Medscape's former stockholders, and assumed options to purchase approximately 1,646,000 shares of Registrant's common stock and warrants to purchase approximately 906,000 shares of Registrant's common stock.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of Businesses Acquired

     Financial statements of the acquired companies are not required in this Form 8-K as "substantially the same" financial statements were previously filed in the Registrant's Registration Statement on Form S-4 filed April 4, 2000 (Registration No. 333-32390).

     (b) Pro Forma Financial Information

     Pro forma financial information is not required in this Form 8-K as "substantially the same" information was previously filed in the Registrant's Registration Statement on Form S-4 filed April 4, 2000 (Registration No. 333-32390).

     (c) Exhibits

     The following exhibits are filed herewith:

3.1 Articles of Amendment to the 1999 Restated Articles of Incorporation of Registrant

3.2  Bylaws of Registrant, as amended

99.1 Text of Press Release, dated May 15, 2000 titled "MedicaLogic, Medscape, and Total eMed Shareholders Approve Merger Plans, Acquisition"

99.2 Text of Press Release, dated May 22, 2000, titled "Medicalogic/Medscape Merger Creates a New Company Combining Online Health Records With Authoritative Information at the Point of Care"

99.3 Agreement of Reorganization and Merger dated as of February 21, 2000 among MedicaLogic, Inc., Total eMed, Inc. and AQ Merger Corp. Incorporated by reference to Exhibit 2.2 to MedicaLogic's Registration Statement on Form S-4 (Registration No. 333-32390)*

99.4 Agreement of Reorganization and Merger dated as of February 21, 2000 among MedicaLogic, Inc., Medscape, Inc. and Moneypenny Merger Corp. Incorporated by reference to Exhibit 2.1 to MedicaLogic's Registration Statement on Form S-4 (Registration No. 333-32390)*

*Certain exhibits to, and schedules delivered in connection with, the Total eMed Merger Agreement and Medscape Merger Agreement have been omitted pursuant to
Item 601(b)(2) of Regulation S-K. Registrant agrees to supplementally furnish to the Commission a copy of any such exhibit or schedule upon request.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  MEDICALOGIC/MEDSCAPE, INC.

                                  By: /s/ FRANK J. SPINA
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                                      Frank J. Spina
                                      Senior Vice President and
                                      Chief Financial Officer


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                                  EXHIBIT INDEX

3.1 Articles of Amendment to the 1999 Restated Articles of Incorporation of Registrant

3.2  Bylaws of Registrant, as amended

99.1 Text of Press Release, dated May 15, 2000 titled "MedicaLogic, Medscape, and Total eMed Shareholders Approve Merger Plans, Acquisition"

99.2 Text of Press Release, dated May 22, 2000, titled "Medicalogic/Medscape Merger Creates a New Company Combining Online Health Records With Authoritative Information at the Point of Care"

99.3 Agreement of Reorganization and Merger dated as of February 21, 2000 among MedicaLogic, Inc., Total eMed, Inc. and AQ Merger Corp. Incorporated by reference to Exhibit 2.2 to MedicaLogic's Registration Statement on Form S-4 (Registration No. 333-32390)*

99.4 Agreement of Reorganization and Merger dated as of February 21, 2000 among MedicaLogic, Inc., Medscape, Inc. and Moneypenny Merger Corp. Incorporated by reference to Exhibit 2.1 to MedicaLogic's Registration Statement on Form S-4 (Registration No. 333-32390)*

*Certain exhibits to, and schedules delivered in connection with, the Total eMed Merger Agreement and Medscape Merger Agreement have been omitted pursuant to
Item 601(b)(2) of Regulation S-K. Registrant agrees to supplementally furnish to the Commission a copy of any such exhibit or schedule upon request.


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